                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)   March 11, 2002
                                                -----------------


                          BOSTON LIFE SCIENCES, INC.
                          --------------------------
            (Exact name of registrant as specified in its charter)

                 Delaware                      0-6533                   87-0277826
------------------------------------------     ------     ---------------------------------------
(State or other jurisdiction of             (Commission   (I.R.S. Employer Identification No.)
  incorporation or organization)             File No.)

137 Newbury Street
8th Floor
Boston, Massachusetts                                                      02116
------------------------------------------                          --------------------
(Address of principal executive offices)                                  Zip Code

Registrant's telephone number, including area code  (617)  425-0200
                                                   -----------------

Item 5. Other Events.
        ------------

     On March 11, 2002, Boston Life Sciences, Inc., a Delaware corporation (the "Company"), issued and sold pursuant to Subscription Agreements dated as of March 11, 2002, by and among the Company and the investors identified therein
(i) 1,599,568 shares of common stock at a price per share of $2.15 and (ii) warrants to purchase an aggregate of 399,892 shares of Common Stock (the "Investor Warrants") with an exercise price equal to $2.75 per share. Brimberg & Co. L.P. acted as placement agent and received compensation consisting of a customary cash placement fee and a warrant to purchase 157,557 shares of Common Stock with an exercise price equal to $2.75 per share (such warrant, together with the Investor Warrants, the "Warrants").

     The Shares and the Warrants were sold in a private placement pursuant to Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). Pursuant to the terms of a Registration Rights Agreement, dated as of March 11, 2002, by and among the Company and the investors identified therein, the Company is obligated to file with the Securities and Exchange Commission, on or before June 9, 2002, a registration statement under the Securities Act to register for resale the Shares and the shares of Common Stock issuable upon exercise of the Warrants.

     The Company's press release announcing the private placement is filed as an exhibit hereto, along with the form of Subscription Agreement executed with each investor, the Registration Rights Agreement and the form of Warrant. This summary description of the private placement is qualified in its entirety by reference to the documents filed as exhibits hereto.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

(c)     Exhibits:
        --------

Exhibit No.    Description
-----------    -----------

99.1 Form of Subscription Agreement, dated as of March 11, 2002, executed by the Company and each investor in the private placement

99.2 Registration Rights Agreement, dated as of March 11, 2002, by and among the Company and the Investors named therein

99.3           Form of Warrant to Purchase Common Stock

99.4           Press Release issued by the Company on March 11, 2002

SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BOSTON LIFE SCIENCES INC.


Date: March 12, 2002          By: /s/ Joseph  Hernon
                                  ------------------
                              Name:  Joseph Hernon
                              Title: Chief Financial Officer and Secretary

EXHIBIT INDEX

The following designated exhibits are filed herewith:

Exhibits:
--------

Exhibit No.    Description
-----------    -----------

99.1 Form of Subscription Agreement, dated as of March 11, 2002, executed by the Company and each investor in the private placement

99.2 Registration Rights Agreement, dated as of March 11, 2002, by and among the Company and the Investors named therein

99.3           Form of Warrant to Purchase Common Stock

99.4           Press Release issued by the Company on March 11, 2002